J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Short Duration Core Plus ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated February 14, 2022

to the Summary Prospectus and Prospectus

dated February 23, 2021, as supplemented

Effective March 1, 2022, the fifth paragraph under “What are the Fund’s main investment strategies?” in the Risk/Return Summary section of the Summary Prospectus and Prospectus and under the “More About the Fund — Additional Information About the Fund’s Investment Strategies — Main Investment Strategies” section of the Prospectus are hereby deleted and replaced with the following:

Up to 25% of the Fund’s Assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets), but do not include collateralized loan obligations (CLOs) that are denominated in U.S. dollars. Such investments may include below investment grade securities or the unrated equivalent subject to the limitations on below investment grade securities described above. The Fund’s investments may include securities denominated in foreign currencies. Currently, the Fund anticipates at least 85% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars. However, from time to time, the Fund may have greater exposure to non-U.S. dollar investments to take advantage of market conditions.

In addition, the first paragraph under the “More About the Fund — Additional Information About the Fund’s Investment Strategies — Additional Investment Strategies” section of the Prospectus is hereby deleted and replaced with the following:

Additional Investment Strategies. The Fund may utilize loan assignments and participations (Loans), bank obligations, CLOs, commercial paper, inflation-linked and inflation-protected securities, municipal securities, inverse floaters, preferred stock and variable and floating rate instruments as additional strategies.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-SDCPETF-222